SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 9, 2018

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska		68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously reported by Berkshire Hathaway Inc. (“Berkshire” or “Company”) in a Current Report on Form 8-K (“Initial Form 8-K”) filed with the Securities and Exchange Commission on January 10, 2018, Berkshire reported that on January 9, 2018, Gregory E. Abel and Ajit Jain were elected to Berkshire’s Board of Directors. Item 9.01 to the Initial Form 8-K included a press release issued by Berkshire on January 10, 2018, which in addition to announcing that Mr. Abel and Mr. Jain had been elected to Berkshire’s Board of Directors also announced that Mr. Abel had been appointed Berkshire’s Vice Chairman – Non Insurance Operations and Mr. Jain had been appointed Vice Chairman – Insurance Operations.

This Amendment No. 1 on Form 8-K/A is being filed by Berkshire to amend the Initial Form 8-K, solely to provide the disclosures required by Item 5.02(c) that were not previously filed with the Initial Form 8-K. Except as provided herein, the disclosures in the Initial Form 8-K remain unchanged.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 9, 2018, Gregory E. Abel, age 55, was elected to be an Executive Officer of Berkshire as its Vice Chairman – Non Insurance Operations. Mr. Abel joined Berkshire Hathaway Energy Company (“BHE”), a 90.2% owned subsidiary of Berkshire, in 1992 and since 2011 has been BHE’s Chairman and CEO. Mr. Abel currently serves as a Director of The Kraft Heinz Company, a manufacturer and marketer of food and beverage products, and AEGIS Insurance Services, Inc., a provider of property and liability insurance for the energy industry, and Nuclear Electric Insurance Limited, an insurer of nuclear power utilities.

Additionally, on January 9, 2018, Ajit Jain, age 66, was elected to be an Executive Officer of Berkshire as its Vice Chairman – Insurance Operations. Mr. Jain joined Berkshire’s insurance group in 1986 and since 1996 has been Executive Vice President of National Indemnity Company, a wholly owned subsidiary of Berkshire. Mr. Jain currently serves as a Trustee of Rockefeller University, a leading biomedical research university.

Both Mr. Abel and Mr. Jain possess the attributes the Governance, Compensation and Nominating Committee of Berkshire’s Board of Directors as well as Berkshire’s Chairman and CEO, Warren E. Buffett, consider to be essential if one is to be an effective Board member. Specifically, both Mr. Abel and Mr. Jain have integrity, business savvy, an owner-oriented attitude and a deep genuine interest in Berkshire. These attributes have been evident during each of their careers as leaders of two of Berkshire’s most important business groups.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 12, 2018	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer